UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
July 12, 2001

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                               US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.             53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events

     On July 12, 2001, US Airways Group, Inc. issued a news release.

Item 7.      Financial Statements and Exhibits

(c)   Exhibit

Designation                                                  Description
------------                                                    -----------

     99                          News release dated July 12, 2001 of US Airways Group, Inc.

                                                                                 SIGNATURES
                                                                                 --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                                US Airways Group, Inc. (REGISTRANT)

Date: July 12, 2001                                                  By:     /s/ Anita P. Beier
                                                                                Anita P. Beier
                                                                                Vice President and Controller
                                                                                (Chief Accounting Officer)

                                                                                 US Airways, Inc. (REGISTRANT)

Date: July 12, 2001                                                  By:     /s/ Anita P. Beier
                                                                                Anita P. Beier
                                                                                Vice President and Controller
                                                                                (Chief Accounting Officer)

(this space intentionally left blank)

Exhibit 99

US AIRWAYS STATEMENT REGARDING MERGER WITH UAL CORP.

     ARLINGTON, Va., July 12, 2001 - US Airways announced today that US Airways and UAL Corporation have provided the Department of Justice with the 21 days advance notice required to obtain a determination of its position on the pending merger. The parties continue to stand ready to address any questions that the Department of Justice and the state attorneys general may have in connection with the merger. There is no assurance, however, that the transaction can be consummated.

NUMBER: 4108